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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88227) of Vixel Corporation of our report dated January 28, 2000 relating to the financial statements, which appears in this report on Form 10-K. We also consent to the incorporation by reference of our report dated January 28, 2000 relating to the financial statement schedules, which also appear in this report on Form 10-K.



PricewaterhouseCoopers LLP

Seattle, Washington
March 31, 2000